SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

1895 Bancorp of Wisconsin, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

April 15, 2024

Dear Fellow Stockholder:

The 2024 Annual Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. will be held at the office of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, May 31, 2024, at 10:00 a.m., Central time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of 1895 Bancorp of Wisconsin, Inc. Also enclosed for your review is our Annual Report for the year ended December 31, 2023, which contains information concerning our activities and operating performance. Our directors and executive officers, as well as a representative of our independent registered public accounting firm, are expected to be present at the annual meeting to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting consists of the election of three directors and the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2024. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of 1895 Bancorp of Wisconsin, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each director nominee and each other matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card or submit your proxy online following the instructions on the proxy card as soon as possible. This will not prevent you from attending the meeting and voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own.

Our Proxy Statement and the 2023 Annual Report are available at: www.cstproxy.com/1895bancorpofwisconsin/2024.

Sincerely,

/s/ David Ball
David Ball
President and Chief Executive Officer

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 31, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. will be held at the office of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, May 31, 2024 at 10:00 a.m., Central time.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of three directors; and

2.	the ratification of the appointment of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2024;

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on April 5, 2024 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

Each stockholder, whether he or she plans to attend the annual meeting, is requested to sign, date and return the enclosed proxy card without delay in the enclosed postage-paid envelope. Any proxy given by the stockholder may be revoked at any time before it is voted. A proxy may be revoked by filing with the Corporate Secretary of 1895 Bancorp of Wisconsin, Inc. a written revocation or a duly executed proxy card bearing a later date. Any stockholder present at the annual meeting may revoke his or her proxy and vote personally on each matter brought before the annual meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote in person at the annual meeting. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

By Order of the Board of Directors

/s/ Monica Baker
Monica Baker
Corporate Secretary

Greenfield, Wisconsin

April 15, 2024

Important: the prompt return of proxies will save the expense of further requests for proxies. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

Important notice regarding the availability of proxy materials: the proxy statement, including the notice of the annual meeting of stockholders, and 1895 Bancorp of Wisconsin, Inc.’s Annual Report for the year ended December 31, 2023 are each available on the internet at www.cstproxy.com/1895bancorpofwisconsin/2024.

PROXY STATEMENT

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

ANNUAL MEETING OF STOCKHOLDERS

May 31, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of 1895 Bancorp of Wisconsin, Inc. (which we sometimes refer to as the “Company”) to be used at the Annual Meeting of Stockholders, which will be held at the offices of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, May 31, 2024 at 10:00 a.m., Central time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 15, 2024.

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of 1895 Bancorp of Wisconsin, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of each of the nominees for director named herein and “FOR” the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2024.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of 1895 Bancorp of Wisconsin, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the instructions to submit your proxy via the Internet on the enclosed proxy card, or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about voting your proxy or require assistance, please call Monica Baker, Corporate Secretary, at (414) 421-8200.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We have retained Laurel Hill Advisory Group, LLC (“Laurel Hill”) to assist us in soliciting proxies, and we have agreed to pay Laurel Hill a fee of $6,000 plus out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of 1895 Bancorp of Wisconsin, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on April 5, 2024 are entitled to one vote for each share then held. As of April 5, 2024, there were 6,007,751 shares of common stock issued and outstanding.

1895 Bancorp of Wisconsin, Inc.’s Articles of Incorporation provide that, subject to certain exceptions, record holders of 1895 Bancorp of Wisconsin, Inc.’s stock may not directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of equity security of 1895 Bancorp of Wisconsin, Inc. and that any shares acquired in excess of this limit will not be entitled to be voted and will not be counted as voting stock in connection with any matters submitted to the stockholders for a vote.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of April 5, 2024, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220.

Persons Owning Greater than 5%	Shares of Common Stock Beneficially Owned as of April 5, 2024(1)		Percent of Shares of Common Stock Outstanding(2)
AllianceBernstein L.P.	609,931	(3)	10.15%
1345 Avenue of the Americas New York, NY 10105
Delaware Charter Guarantee & Trust Company dba Principal Trust Company as Directed Trustee for the PyraMax Bank 401(k) Savings Plan and PyraMax Bank Employee Stock Ownership Plan	570,551		9.50%
7001 West Edgerton Avenue Greenfield, WI 53220
The Vanguard Group	450,277	(4)	7.48%
100 Vanguard Boulevard Malvern, Pennsylvania 19355
Directors
Monica Baker	78,432	(5)	1.30%
David Ball	89,207	(6)	1.48%
Darrell Francis	45,606	(7)	*
Clarence Harris	—		*
Kristina Hill	—		*
Richard B. Hurd	130,009	(8)	2.14%
James Spiegelberg	38,540	(9)	*

John Talsky	29,459	(10)	*
Gary Zenobi	33,849	(11)	*
Executive Officers who are not Directors
Steven T. Klitzing	37,302	(12)	*
Daniel K. Kempel	19,560	(13)	*
Eric Hurd	19,471	(14)	*
All directors and officers as a group (12 persons)	521,435		8.35%

*	Represents less than 1% of outstanding common stock.
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of 1895 Bancorp of Wisconsin, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from April 5, 2024. At April 5, 2024, there were 237,263 outstanding options to purchase shares of 1895 Bancorp of Wisconsin, Inc. common stock, all of which could be exercised within 60 days. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of 1895 Bancorp of Wisconsin, Inc. common stock.

(2)	Based on a total of 6,007,751 shares of common stock outstanding as of April 5, 2024.
(3)	Based on a Schedule 13G, Amendment No. 2 filed with the SEC on February 4, 2024 by AllianceBernstein L.P.
(4)	Based on a Schedule 13G, Amendment No. 1 filed with the SEC on February 13, 2024 by The Vanguard Group.
(5)

Includes 4,308 shares held through Ms. Baker’s 401(k) plan, 3,859 shares allocated to Ms. Baker’s ESOP account, 19,031 shares of unvested restricted stock over which Ms. Baker has sole voting power but no investment power, 42,150 shares that could be acquired through the exercise of vested stock options

(6)

Includes 1,610 shares allocated to Mr. Ball’s ESOP account, 31,522 shares of unvested restricted stock over which Mr. Ball has sole voting power but no investment power and 38,329 shares that could be acquired through the exercise of vested stock options.

(7)

Includes 16,147 shares held by a deferred compensation plan, 6,922 shares of unvested restricted stock over which Mr. Francis has sole voting power but no investment power and 16,098 shares that could be acquired through the exercise of vested stock options.

(8)

Includes 2,525 shares allocated to Mr. Hurd’s ESOP account, 18,040 shares of unvested restricted stock over which Mr. Hurd has sole voting power but no investment power, and 65,671 shares that could be acquired through the exercise of vested stock options.

(9)

Includes 9,081 shares held by a deferred compensation plan, 6,922 shares of unvested restricted stock over which Mr. Spiegelberg has sole voting power but no investment power and 16,098 shares that could be acquired through the exercise of vested stock options.

(10)

Includes 6,922 shares of unvested restricted stock over which Mr. Talsky has sole voting power but no investment power and 16,098 shares that could be acquired through the exercise of vested stock options.

(11)

Includes 4,290 shares held by a deferred compensation plan, 6,922 shares of unvested restricted stock over which Mr. Zenobi has sole voting power but no investment power and 16,098 shares that could be acquired through the exercise of vested stock options.

(12)

Includes 1,040 shares allocated to Mr. Klitzing’s ESOP account, 17,897 shares of unvested restricted stock over which Mr. Klitzing has sole voting power but no investment power and 11,191 shares that could be acquired through the exercise of vested stock options.

(13)

Includes 2,487 shares held through Mr. Kempel’s 401(k) plan, 2,142 shares allocated to Mr. Kempel’s ESOP account, 5,053 shares of unvested restricted stock over which Mr. Kempel has sole voting power but no investment power and 7,765 shares that could be acquired through the exercise of vested stock options.

(14)

Includes 2,084 shares held through Mr. Eric Hurd’s 401(k) plan, 2,395 shares allocated to Mr. Eric Hurd’s ESOP account, 5,053 shares of unvested restricted stock over which Mr. Eric Hurd has sole voting power but no investment power and 7,765 shares that could be acquired through the exercise of vested stock options.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker nonvotes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of three directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2024, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes cast on the matter. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

Participants in the PyraMax Bank, FSB Employee Stock Ownership Plan and 401(k) Savings Plan

If you participate in the PyraMax Bank, FSB Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of our common stock held by the ESOP, allocated shares for which a participant has voted to abstain, and allocated shares for which no voting instructions are received in the same proportion as shares for which it has timely received voting instructions, subject to a determination that the vote is in the best interest of ESOP participants.

In addition, participants in the PyraMax Bank, FSB 401(k) Savings Plan (“401(k) Plan”) who have an account in the 1895 Bancorp of Wisconsin, Inc. Stock Fund in the 401(k) Plan will receive a Vote Authorization Form that allows them to direct the 401(k) Plan trustee to vote their shares held by the 401(k) Plan. If a participant does not direct the 401(k) Plan trustee how to vote his or her shares in the 401(k) Plan, the trustee will vote those shares in the same proportion as shares for which it has timely received voting instructions from other 401(k) Plan participants.

The deadline for returning your ESOP and 401(k) Vote Authorization Forms or submitting your vote instructions via the Internet is Friday, May 24, 2024 at 11:59 p.m. Central time.

PROPOSAL I—ELECTION OF THREE DIRECTORS

Our Board of Directors is comprised of nine members. Our bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Three directors have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. The Board of Directors has nominated David Ball, Kristina Hill and Gary Zenobi, each to serve as a director for a three-year term. Each nominee is currently a director of 1895 Bancorp of Wisconsin, Inc. and has agreed to serve as a director if elected.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of April 5, 2024, and term as a director includes service with PyraMax Bank, FSB.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of 1895 Bancorp of Wisconsin, Inc. is also a director of PyraMax Bank, FSB.

Directors

The nominees for director are:

David Ball joined 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank in February 2021 as a Director, President and Chief Operating Officer. Effective October 1, 2022, Mr. Ball assumed the position of President and Chief Executive Officer of the Company and PyraMax Bank. In this role he oversees the daily operations of PyraMax Bank, designs and implements business strategies and sets comprehensive goals for profitability and growth. Prior to being employed by PyraMax Bank, Mr. Ball was most recently the Managing Director of Correspondent Banking at BMO Harris from 2004 until February 2021. Mr. Ball has over 30 years of banking experience, with a depth of expertise in finance, commercial lending and management. Age 55

Kristina Hill has served on the Boards of Directors of the Company and PyraMax Bank since July 2023. Ms. Hill worked for Fiserv, Inc. from 1998 until 2022, and is currently serving as Senior Vice President, Sales, at Temenos, LLC, a company specializing in enterprise software for banks and financial services companies. Ms. Hill previously worked at IBM in business development. Ms. Hill has her Bachelor of Science in Business Administration with an emphasis in Marketing and her Masters in Business Administration from the Marquette University. Her deep understanding of the financial industry landscape and proven ability to drive transformative growth, aligns perfectly with PyraMax Bank’s strategic goals and vision. Ms. Hill brings significant knowledge, experience, and fresh perspectives to the Board of Directors. Age 54.

Gary Zenobi has served on the Board of Directors of PyraMax Bank since 1992. Mr. Zenobi is a retired certified public accountant who owned his own certified public accounting firm, GAZ LLC, from 2010 to 2015. He was a partner in the accounting firm of Bartlett & Zenobi, SC. from 1994 to 2010. Prior to that, Mr. Zenobi owned his own firm Gary A. Zenobi, S.C. from 1988 to 1994. Mr. Zenobi also worked at the CPA firms Jannsen & Co. SC from 1977 to 1987 and Bersch and Co. SC from 1973 to 1976. He was the Comptroller of American Medical Services, Inc. from 1970 to 1973 and began his career working for Touche Ross from 1967 to 1970. Mr. Zenobi is a certified public accountant and his diverse background and broad experience in public accounting enhances our Board of Director’s oversight of financial reporting. His work experience qualifies him to be a member of the Audit Committee as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. Age 78.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

The following directors of 1895 Bancorp of Wisconsin, Inc. have terms ending in 2025:

Monica Baker was appointed Executive Vice President-Chief Operating Officer of the Company and PyraMax Bank in October 2022. Prior to that, Ms. Baker was Senior Vice President-Chief Brand Officer since January 2014. Ms. Baker joined PyraMax Bank in 1993 as the Vice President of Marketing/Human Resources/Savings. In 2000, she was promoted to Senior Vice President of Marketing/Human Resources and in 2010 she was promoted to Senior Vice President of Marketing/Human Resources/Retail Lending. Ms. Baker has been on the Board of Directors since 2006. Prior to being employed with PyraMax Bank, Ms. Baker was the Human Resources Officer at Maritime Savings Bank. She brings with her over 34 years of banking experience, focused on retail banking, retail lending, human resources and marketing. Ms. Baker holds her Master of Business Administration Degree from the University of Wisconsin-Milwaukee and undergraduate with a double major in Human Resources and Marketing from the University of Wisconsin-Milwaukee. Ms. Baker’s extensive experience in retail banking, retail lending, human resources and marketing are valuable to our Board of Directors in assessing the performance of PyraMax Bank. Age 55.

Clarence Harris has served the on the Boards of Directors of the Company and PyraMax Bank since September 2023. Mr. Harris worked for US Bank for 27 years before retiring in 2019. Mr. Harris held positions of SVP and Division Manager International Sales, SVP and Division Manager Treasury Management Sales, and Branch Manager with US Bank. Of all these positions, Mr. Harris states his favorite was that of Branch Manager as he was able to build around the experience and lessons learned from developing branch strategies to win in local markets. Mr. Harris holds an Executive MBA from University of Wisconsin-Milwaukee and finished top of his class along with being elected as an alumni board representative. His deep understanding of the financial industry and proven ability to drive transformative growth aligns with PyraMax Bank’s strategic goals and vision. Age 70.

James Spiegelberg has served on PyraMax Bank’s Board of Directors since 2006. He owns Spiegelberg Financial Services, a full-service tax, accounting and financial services firm. Mr. Spiegelberg has over 27 years of accounting experience. Mr. Spiegelberg was Vice President of Finance, TransWorld Express Airlines from 1987 to 1989 and Vice President of Finance & Administration, JBL Professional from 1989 to 1993. Prior to that, he was Director of Accounting, Jet America Airlines from 1985 to 1987. Mr. Spiegelberg began his professional experience with Touche Ross as an auditor from 1981 to 1983. After successfully passing the CPA exam, he accepted a position in Internal Audit with Rexnord Corporation from 1983 to 1985. In 2001, Mr. Spiegelberg became an Investment Advisor Representative and also holds health and life insurance licenses, which adds valuable knowledge and experience to our Board of Directors. His work experience qualifies him to be a member of the Audit Committee as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. Age 65.

The following directors of 1895 Bancorp of Wisconsin, Inc. have terms ending in 2026:

Darrell Francis has served on the Board of Directors of PyraMax Bank since June 1986. He was appointed Chairman of the Board in July 2007. He owns and operates a private dental practice in Wisconsin and has performed general dentistry since 1976. Dr. Francis has been a member of the South Milwaukee Police and Fire Commission for over 25 years. He is the former President of the South Milwaukee Lion’s Club and was previously on the Board of Directors of Southshore-YMCA. Mr. Francis has extensive knowledge of local markets and the communities served by PyraMax Bank. Age 71.

Richard Hurd retired as an executive officer of 1895 Bancorp and PyraMax Bank in November 2023, and remains a board member of both companies. Richard was the Executive Vice President Strategic Planning Officer of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB. Prior to that, Mr. Hurd was the Chief Executive Officer and President from 2007 to 2021 and Chief Operating Officer from 2004 to 2007. Mr. Hurd has been a board member since 2004. He joined PyraMax Bank, FSB in 2001. Prior to joining PyraMax Bank, FSB Mr. Hurd had 30 years of banking experience at First Wisconsin National Bank, Marine Bank and Bank One Corporation. Mr. Hurd’s banking experience and knowledge of financial markets enhance the breadth of experience of our Board of Directors. Age 72.

John Talsky has served on the Board of Directors since 2001. Mr. Talsky is an attorney who has owned a law firm specializing in estate planning and related services since 1973. Mr. Talsky is the Village of Greendale Board of Zoning Appeals Member, Chairman (1990 to present). Mr. Talsky’s broad legal experience enables him to bring a unique perspective to the Board of Directors. Age 75.

Executive Officers Who are Not Directors

Steven T. Klitzing was appointed to the role of Senior Vice President, Chief Financial Officer and Treasurer of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank by the Board of Directors in October 2021 and became Executive Vice President, Chief Financial Officer and Treasurer in October 2022. Mr. Klitzing has nearly 35 years of experience in the banking and financial services industry, with the vast majority of his career focused on community banking in Wisconsin and Illinois. Prior to joining PyraMax Bank, Mr. Klitzing was the Senior Vice President of Risk Management Solutions at Bankers’ Bank in Madison, Wisconsin. Mr. Klitzing also served as Regional Vice President of Advia Credit Union upon their acquisition of People’s Bank, Elkhorn, Wisconsin, in 2017, where he had served as Chief Financial Officer for the previous 10 years. Prior to joining People’s Bank, Mr. Klitzing was with CIB Marine Bancshares for over 20 years holding various senior and executive level positions, ending as Executive VP, Chief Financial Officer and Treasurer. Mr. Klitzing holds a Bachelor of Science in Finance from the University of Illinois. Age 61.

Daniel K. Kempel was appointed to the role of Senior Vice President and Chief Credit Officer of PyraMax Bank by the Board of Directors in October 2021. He is responsible for the overall management of PyraMax Bank’s Credit Administration Department, including loan underwriting, loan review, lending support, loan policies, procedures and processes to ensure the overall quality of PyraMax Bank’s loan portfolio. Prior to being appointed to Senior Vice President and Chief Credit Officer, Mr. Kempel served as Senior Vice President, Manager Credit Administration. He joined PyraMax Bank in June 2016 as Senior Credit Analyst. Mr. Kempel has over 18 years of commercial lending and credit administration experience. Prior to working at PyraMax Bank, he was Lead Portfolio Manager at Associated Bank in their middle market group in Milwaukee. Age 43.

Eric T. Hurd was appointed to the role of Senior Vice President and Chief Lending Officer of PyraMax Bank by the Board of Directors in November 2022. Prior to that, Mr. Hurd served as Senior Vice President–Commercial Lending Officer of PyraMax Bank, where he started in the Commercial Department in October 2009. Mr. Hurd started his career in March 1997 at Ozaukee Bank (which is now BMO Harris) prior to joining PyraMax Bank. Eric Hurd is the son of Richard Hurd. Age 47.

Board Independence

The Board of Directors has determined that each of our directors, other than Richard Hurd, David Ball and Monica Baker, would be considered independent under the Nasdaq Stock Market corporate governance listing standards. Mr. Hurd, Mr. Ball and Ms. Baker are not considered independent because they are employees of the Company and PyraMax Bank. In determining the independence of our directors, the Board of Directors considered relationships between PyraMax Bank and our directors that are not required to be reported under “Transactions With Certain Related Persons,” below, consisting of deposit accounts that our directors maintain at PyraMax Bank. In addition, we utilize the services of Director Talsky’s law firm, of which he is the owner.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Darrell Francis, who is an independent director. Having an independent chair ensures a greater role for the independent directors in the oversight of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	a majority of the Board of Directors is comprised of independent directors;

•	periodic meetings of the independent directors; and

•	annual performance evaluations of the President and Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect 1895 Bancorp of Wisconsin, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within 1895 Bancorp of Wisconsin, Inc. The Board of Directors of PyraMax Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed during the year ended December 31, 2023, we believe that no executive officer, director or 10% beneficial owner of our shares of common stock failed to file an ownership report on a timely basis.

Code of Ethics for Senior Officers

1895 Bancorp of Wisconsin, Inc. has adopted a Code of Ethics for Senior Officers that applies to 1895 Bancorp of Wisconsin, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.pyramaxbank.com. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Hedging Policy

1895 Bancorp of Wisconsin, Inc. has adopted a policy to prohibit the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant’s equity securities.

Clawback Policy

Our Board of Directors has adopted a clawback policy that complies with NASDAQ listing standards as mandated by the SEC. The policy requires the clawback of incentive-based compensation erroneously received by current or former executive officers after an accounting restatement (calculated based on the error that was subsequently corrected in the accounting restatement), regardless of any misconduct or knowledge of the officer who received the compensation. This policy is intended to supplement any other clawback provisions implemented by the company in effect now, or in the future.

Attendance at Annual Meetings of Stockholders

1895 Bancorp of Wisconsin, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All members of the Board of Directors at the time of the 2023 Annual Meeting of Stockholders attended the 2023 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: 1895 Bancorp of Wisconsin, Inc., 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about 1895 Bancorp of Wisconsin, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees, including an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

In 2023, the Board of Directors of 1895 Bancorp of Wisconsin, Inc. held 12 regular meetings and 2 special meetings. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Spiegelberg (Chair), Francis, Harris, Hill and Zenobi, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. The Board of Directors has determined that Directors Spiegelberg and Zenobi each qualify as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.pyramaxbank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of 1895 Bancorp of Wisconsin, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met 4 times during the year ended December 31, 2023.

Compensation Committee. The Compensation Committee is comprised of Directors Talsky (Chair), Francis, Harris, Hill Spiegelberg and Zenobi. The Compensation Committee approves the compensation objectives for 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank and establishes the compensation for the President, Chief Executive Officer and other executives. 1895 Bancorp of Wisconsin, Inc.’s President and Chief Executive Officer will not be present during any committee deliberations or voting with respect to his or her compensation. The President and Chief Executive Officer may make recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. The Compensation Committee also assists the Board of Directors in succession planning and management development for executive officers. The Compensation Committee is also responsible for administering 1895 Bancorp of Wisconsin, Inc.’s benefit programs, including the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan and the 1895 Bancorp of Wisconsin, Inc. 2022 Equity Incentive Plan.

The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation.

Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.pyramaxbank.com. The Compensation Committee met 3 times during the year ended December 31, 2023.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Directors Francis (Chair), Harris, Hill, Spiegelberg, Talsky and Zenobi. With regard to nominating and corporate governance matters, the Nominating and Corporate Governance Committee’s primary responsibilities include the following:

•	to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for shareholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board of Directors regarding committee membership; and

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to 1895 Bancorp of Wisconsin, Inc.’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective and increased diversity. If any member of the Board of Directors does not wish to continue in service, or if the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board of Directors members. In addition, the Nominating and Corporate Governance Committee is authorized to engage a third party to assist in the identification of director nominees. The Board of Directors would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for Board of Directors and committee meetings;

•	is familiar with the communities in which 1895 Bancorp of Wisconsin, Inc. operates and/or is actively engaged in community activities;

•	satisfies the director qualifications set forth in 1895 Bancorp of Wisconsin, Inc.’s bylaws;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and 1895 Bancorp of Wisconsin, Inc.’s shareholders; and

•	has the capacity and desire to represent the balanced, best interests of 1895 Bancorp of Wisconsin, Inc.’s shareholders as a group, and not primarily a special interest group or constituency.

In addition, the Board of Directors will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of 1895 Bancorp of Wisconsin, Inc.’s audit committee and the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Board of Directors understands the importance and value of diversity on the Board and seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen PyraMax Bank’s position in its community and can assist PyraMax Bank with business development through business and other community contacts.

Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.pyramaxbank.com. The Nominating and Corporate Governance Committee held one meeting in 2023.

Nominating Procedures. The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to 1895 Bancorp of Wisconsin, Inc.’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on 1895 Bancorp of Wisconsin, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of 1895 Bancorp of Wisconsin, Inc.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on 1895 Bancorp of Wisconsin, Inc.’s Board of Directors; and

•

Such other information regarding the candidate or the stockholder as would be required to be included in 1895 Bancorp of Wisconsin, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable laws and regulations and provisions of the bylaws of 1895 Bancorp of Wisconsin, Inc. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2023.

•

We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

•

We have received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that 1895 Bancorp of Wisconsin, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

James Spiegelberg (Chairman)

Darrell Francis

Gary Zenobi

Kristina Hill

Clarence Harris

Transactions With Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as PyraMax Bank, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2023, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to PyraMax Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2023, and were made in compliance with federal banking regulations.

Other than the loans described above, PyraMax Bank has not entered into any transactions since January 1, 2023 in which the amount involved exceeded $120,000 and in which any related persons had or will have a direct or indirect material interest.

Executive and Director Compensation

Executive Compensation

The following table sets forth for the years ended December 31, 2023 and 2022 certain information as to the total remuneration paid by PyraMax Bank to its President and Chief Executive Officer, David Ball, and our two other most highly compensated executive officers. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus(1) ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation(2) ($)	Total ($)
David Ball	2023	327,111	—	—	—	67,811	394,922
President and Chief Executive Officer	2022	305,231	90,730	320,374	283,779	55,332	1,055,446
Monica Baker	2023	220,000	—	—	—	45,530	265,530
Executive Vice President—Chief Operating Officer	2022	204,289	61,265	150,750	131,750	46,272	594,326
Steven Klitzing	2023	220,000	—	—	—	25,899	245,899
Executive Vice President – Chief Financial Officer & Treasurer	2022	205,000	61,500	150,750	131,750	13,209	562,209

(1)	Amounts in this column represent a discretionary bonus.
(2)

The amounts in this column reflect what PyraMax Bank paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. This column does not reflect perquisites and personal benefits received by our named executive officers, the aggregate value of which is less than $10,000. A break-down of the various elements of compensation in this column for calendar year 2023 is set forth in the following table:

Name	Employee Stock Ownership Plan ($)	401(k) Match ($)	Country Club ($)	Board Fees ($)	Total All Other Compensation ($)
David Ball	7,730	19,800	22,281	18,000	67,811
Monica Baker	7,730	19,800	—	18,000	45,530
Steven Klitzing	7,272	18,627	—	—	25,899

Benefit Plans and Agreements

Employment Agreements. PyraMax Bank has entered into employment agreements with Messrs. Ball and Klitzing and Ms. Baker.

Mr. Ball’s employment agreement has a term of three years, which currently expires on January 19, 2027. At least 30 days prior to each anniversary date of the agreement, the disinterested members of the Board of Directors of PyraMax Bank must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreement for an additional year or determine not to extend the term of the agreement. If the Board of Directors determines not to extend the term, it will provide the executive with a written notice of non-renewal prior to the anniversary date.

The employment agreements with Ms. Baker and Mr. Klitzing have terms of eighteen months, which currently expire on July 8, 2025. On each anniversary date of the effective date of the agreement, the disinterested members of the Board of Directors of PyraMax Bank will conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreements for an additional twelve months or determine not to extend the term of the agreement. If the Board of Directors determines not to extend the term, it will provide with a written notice of non-renewal to the executive, and the agreement will terminate as the end of the current term.

The employment agreements provide for base salaries for Messrs. Ball and Klitzing and Ms. Baker, which are currently $342,490, $228,800 and $228,800, respectively. The base salaries may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, the executives are entitled to participate in any bonus programs (including a discretionary bonus and, a performance-based bonus) and benefit plans that are made available to management employees. Mr. Ball’s employment agreement provides for country club membership fees. The executives will be reimbursed for all reasonable business expenses incurred.

In the event of an executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of an executive’s resignation for “good reason,” the executive will receive a severance payment equal to the base salary and bonus(es) that the executive would have earned during the remaining term of the employment agreement, payable in a lump sum within 30 days following the executive’s date of termination. In addition, the executive will be entitled to continued life insurance and non-taxable medical and dental insurance coverage, for the remaining unexpired term of the employment agreement, at PyraMax Bank’s expense, substantially comparable to the coverage maintained for the executive and the executive’s dependents prior to the executive’s termination. For purposes of the employment agreements, “good reason” is defined as: (i) the failure to appoint or re-elect the executive to his or her executive position or a material change in executive’s functions, duties, or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance, or scope; (ii) a relocation of the executive’s principal place of employment by more than 35 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; (iii) a material reduction in benefits and perquisites, including base salary (except for any reduction that is part of a good faith, overall reduction applicable to all officers or employees of PyraMax Bank); (iv) a liquidation or dissolution of PyraMax Bank; or (v) a material breach of the employment agreement by PyraMax Bank. To receive these payments and benefits, the executives will be required to enter into a release of claims against 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank.

In the event of an executive’s involuntary termination of employment (other than for cause, disability or death), or in the event of an executive’s resignation for “good reason,” following the effective date of a change in control of 1895 Bancorp of Wisconsin, Inc. or PyraMax Bank, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times (in the case of Mr. Ball) or one and one-half times (in the case of Mr. Klitzing and Ms. Baker) the sum of (i) the executive’s highest rate of base salary payable at any time under the agreement, plus (ii) the highest bonus paid to the executive with respect to the prior three completed fiscal years. The payment will be made in a lump sum within 10 days following the executive’s date of termination. In addition, the executive would be entitled, at PyraMax Bank’s (or PyraMax Bank’s successor’s) expense, to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage for the executive and the executive’s dependents for 36 months (in the case of Mr. Ball) or 18 months (in the case of Ms. Baker) following the executive’s termination.

Should an executive become disabled, the executive will be entitled to disability benefits, if any, provided under a long-term or short-term disability plan sponsored by PyraMax Bank and will receive continued non-taxable medical and dental benefit coverage substantially comparable to that maintained for the executive and the executive’s dependents prior to becoming disabled until the earlier of (i) the date the executive returns to full-time employment of PyraMax Bank, (ii) the executive is employed full-time by another employer, (iii) 12 months from the date of executive’s termination due to disability. In the event of an executive’s death while employed, the executive’s estate or beneficiary will be paid his or her base salary for six months following death, and his or her family will continue to receive non-taxable medical and dental coverage for 12 months after his or her death.

Upon any termination of employment (other than a termination in connection with a change in control), the executives will be required to adhere to one-year non-competition covenant and will be prohibited from soliciting employees of PyraMax Bank or any affiliate for the purpose of having such person(s) terminate employment with PyraMax Bank or its affiliates and provide services or accept employment with a competing business.

Nonqualified Deferred Compensation Plan. PyraMax Bank has entered into a Nonqualified Deferred Compensation Plan (the “Deferral Plan”) for the benefit of its directors and senior executives. Mr. Ball and Ms. Baker each participate in the Deferral Plan and may elect to defer up to 100% of their regular salary, bonus, commissions or director’s fees, as applicable. PyraMax Bank, may, but is not obligated to, make discretionary contributions to the Deferral Plan from time to time, which contributions are not required to be uniform among the participants. A participant is 100% vested in his or her deferrals and earnings thereon, however, any discretionary amounts contributed by PyraMax Bank, are vested based on the participant’s years of service, at the rate of 20% per year. A participant will also become fully vested in his or her employer discretionary contributions in the event of the participant’s death or disability while employed, or in the event of a change in control. The amounts deferred under the terms of the Deferral Plan are deemed to be invested in investment options generally similar to those available under PyraMax Bank’s 401(k) Savings Plan.

2022 Equity Incentive Plan. At the 2022 annual meeting of stockholders of 1895 Bancorp of Wisconsin, Inc., stockholders approved the 1895 Bancorp of Wisconsin, Inc. 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”), which provides for the grant of stock—based awards to our directors and executive officers. No grants were made to the named executive officers in 2023. No further awards are granted under the 2020 Equity Incentive Plan, which remains in existence solely for the purpose of administering outstanding grants.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2023, for the named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Name	Option awards				Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
David Ball	14,927	22,389	$7.76	2/26/2031	34,532	$241,379
David Ball	15,939	63,756	$10.05	10/28/2032
Monica Baker	26,062	17,375	$5.96	4/24/2030	19,031	$133,027
Monica Baker	7,400	29,600	$10.05	10/28/2032
Steven Klitzing	3,791	15,164	$10.00	6/9/2032	17,897	$125,100
Steven Klitzing	7,400	29,600	$10.05	10/28/2032

(1)	Based on a closing price of 1895 Bancorp of Wisconsin, Inc. common stock of $6.99 as of December 29, 2023 (the last trading day of 2023).

Director Compensation

The following table sets forth for the fiscal year ended December 31, 2023 certain information as to the total remuneration we paid to our directors other than to directors who are also our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “—Executive Officer Compensation—Summary Compensation Table.”

Directors Compensation Table
Name	Fees earned or paid in cash(1) ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
Darrell Francis(2)	36,900	—	—	—		36,900
Clarence Harris	10,350	—	—	—		10,350
Kristina Hill	20,700	—	—	—		20,700
James Spiegelberg	41,400	—	—	25,942	(3)	67,442
John Talsky	41,400	—	—	—		41,400
Gary Zenobi	41,400	—	—	—		41,400

(1)	For the year ended December 31, 2023, each independent director of PyraMax Bank was paid a monthly retainer of $3,450, and Mr. Francis was paid $5,850 in 2023 for his duties as Chairman of the Board.
(2)	Director Francis has declined his board and chair fees beginning in October 2023.
(3)	Mr. Talsky received a retainer of $24,000 and $1,942 for additional legal services through his law firm, Talsky & Talsky, SC.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of 1895 Bancorp of Wisconsin, Inc. has approved the engagement of Wipfli LLP to be our independent registered public accounting firm for the year ending December 31, 2024, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Wipfli LLP for the year ending December 31, 2024. A representative of Wipfli LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Wipfli LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of 1895 Bancorp of Wisconsin, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Wipfli LLP during the years ended December 31, 2023 and 2022.

	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees	$174,800	$199,900
Audit-Related Fees	$400	$600
All Other Fees	$19,400	$46,900

Audit Fees. Audit Fees include aggregate fees billed for professional services for the audit of 1895 Bancorp of Wisconsin, Inc.’s annual consolidated financial statements and for limited review of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission, including out-of-pocket expenses.

Audit-Related Fees. Audit-Related Fees include fees billed for non-audit professional services in 2023 and 2022, and include fees billed in connection with the Annual Meeting of Shareholders.

All Other Fees. All Other Fees billed during 2023, include IT controls review and 401(k) audit services. All Other Fees billed during 2022, include asset/liability management validation, BSA/AML validation, IT controls review, 401(k) audit services, and direct expenses for these services.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services and public company status, is compatible with maintaining the independence of Wipfli LLP. The Audit Committee concluded that performing such services does not affect the independence of Wipfli LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the years ended December 31, 2023 and 2022, as indicated in the table above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF WIPFLI LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

STOCKHOLDER PROPOSALS AND NOMINATIONS

We currently expect to hold the 2025 Annual Meeting of Stockholders on May 30, 2025.

Our bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the 2025 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at 1895 Bancorp of Wisconsin, Inc.’s executive office, 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220, not less than 90 days nor more than 100 days prior to the anniversary date of the 2024 annual meeting. However, if the date of the 2025 Annual Meeting of Stockholders is advanced more than 30 days prior to the anniversary date of the 2024 annual meeting, such written notice shall be timely only if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the tenth day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. Such written notice must comply with requirements set forth in our bylaws, a copy of which may be obtained by contacting our Corporate Secretary.

In order to be eligible for inclusion in the proxy materials for our 2025 Annual Meeting of Stockholders, a stockholder proposal must be received at 1895 Bancorp of Wisconsin, Inc.’s principal executive offices no later than 120 days before the anniversary date of the previous year’s proxy statement. However, if next year’s annual meeting is held on a date that is more than 30 days from May 30, 2025, a stockholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Stockholder proposals are subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Additionally, a stockholder intending to engage in a director election contest with respect to the 2025 Annual Meeting of Stockholders must comply with SEC Rule 14a-19 and must provide 1895 Bancorp of Wisconsin, Inc. written notice of its intent to solicit proxies by providing the names of its nominees and certain other information set forth in the Securities and Exchange Commission’s proxy rules, postmarked or transmitted electronically to 1895 Bancorp of Wisconsin, Inc. at its principal executive offices, no later than 60 days before the anniversary of the previous year’s annual meeting. However, if next year’s annual meeting is held on a date that is more than 30 days from May 30, 2025, then notice must be provided by the later of 60 days prior to the date of the annual meeting or the tenth day following the day on which public announcement of the date of the annual meeting was first made.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF 1895 BANCORP OF WISCONSIN, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2023 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY AT 7001 WEST EDGERTON AVENUE, GREENFIELD, WISCONSIN 53220, OR BY CALLING (414) 421-8200.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

1895 Bancorp of Wisconsin, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2023 Annual Report are each available on the Internet at www.cstproxy.com/1895bancorpofwisconsin/2024.

By Order of the Board of Directors

/s/ Monica Baker Monica Baker Corporate Secretary

Greenfield, Wisconsin

April 15, 2024

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ««« – EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week – or by Mail

1895 BANCORP OF WISCONSIN, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically must be received by 11:59 p.m., Central Time, on May 30, 2024.

INTERNET – www.cstproxyvote.com Log onto this website to vote your proxy. Have your proxy card available when you access the website. Follow the prompts to vote your shares.

QR CODE – Use your mobile device to scan the QR code. Have your proxy card available. Follow the on-screen instructions to vote your proxy.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲

PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes like this	☒

1. Election of Directors	FOR all Nominees listed to the left	FOR all except as marked to contrary	WITHHOLD AUTHORITY to vote for all nominees	2. Ratification of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2024.	FOR	AGAINST	ABSTAIN
					☐	☐	☐
(1) David Ball	☐	☐	☐
(2) Kristina Hill
(3) Gary Zenobi

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature__________________________________Signature, if held jointly________________________________Date___________, 2024.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Stockholders

The 2024 Proxy Statement and the 2023 Annual Report to Stockholders

are available at

https://www.cstproxy.com/1895bancorpofwisconsin/2024

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 PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1895 BANCORP OF WISCONSIN, INC.

The undersigned appoints directors Monica Baker, Darrell Francis, and Clarence Harris, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of 1895 Bancorp of Wisconsin, Inc. held of record by the undersigned at the close of business on April 5, 2024 at the Annual Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. to be held on May 31, 2024, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)